UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)
Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 000-52594

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 28, 2008, Gran Tierra Energy, Inc., a Nevada corporation (“Gran Tierra”), entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Solana Resources Limited, an Alberta corporation (“Solana”), providing for the acquisition of all of the outstanding shares of Solana common stock pursuant to a statutory plan of arrangement under Canadian law (the “Arrangement”).

Under the terms of the Arrangement Agreement, which has been unanimously supported by the boards of directors of both companies, in exchange for each share of Solana common stock held, Solana shareholders will receive either (a) .9527918 of a share of Gran Tierra common stock or (b) .9527918 of a share of the common stock of a Canadian subsidiary of Gran Tierra (“Exchangeable Share”) which Exchangeable Share may be exchanged for one share of Gran Tierra common stock at the election of the holder for a period of five years.

As an inducement for each party to enter into the Arrangement Agreement, contemporaneously with the execution of the Arrangement Agreement, certain directors and officers of Solana and Gran Tierra, entered into the forms of Shareholder Support Agreement Respecting the Arrangement Involving Solana Resources Limited, Gran Tierra Energy Inc. and Gran Tierra Exchangeco Inc. in substantially the forms attached hereto as Exhibits 10.1 and 10.2 (the “Support Agreements”). Pursuant to the Support Agreements, each of the parties thereto agreed, among other things, to vote all of his shares of common stock held in the respective company: (a) in favor of the adoption of the Arrangement Agreement; and (b) generally against any action or agreement that is intended, or would reasonably be expected, to delay, prevent or adversely affect the Arrangement. The Support Agreements become terminable upon any termination of the Arrangement Agreement in accordance with their terms and certain other circumstances set forth therein.

The Arrangement, which is expected to close in the fourth quarter of 2008, is subject to United States and foreign regulatory approvals, approval by shareholders of both companies and other customary conditions. The Arrangement Agreement also contains mutual representations and warranties of the parties covering customary matters. Each of the parties also makes various covenants in the Arrangement Agreement, including those requiring the parties to use reasonable efforts to consummate the transaction and prohibiting the parties from taking certain actions that would impede the consummation of the transaction.

The Arrangement Agreement may be terminated by either Gran Tierra or Solana under certain circumstances set forth in the Arrangement Agreement, including, among other circumstances, the failure of the Plan of Arrangement to be consummated on or before November 15, 2008, the failure of Solana securityholders to approve the Plan of Arrangement, the failure of the Gran Tierra stockholders to approve the issuance of shares contemplated by the Plan of Arrangement, and the failure to obtain the necessary regulatory approvals. If the Arrangement Agreement is terminated (a) in certain circumstances following the receipt by Solana of a superior proposal, or (b) as a result of Solana board of directors changing its recommendation in favor of the Plan of Arrangement, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement, Solana will be obligated to pay a termination fee to Gran Tierra in the amount of $21 million. If the Arrangement Agreement is terminated as a result of Gran Tierra board of directors changing its approval or recommendation of the Arrangement Agreement, the Plan of Arrangement and the other transactions contemplated by the Arrangement Agreement, Gran Tierra will be obligated to pay a termination fee to Solana in the amount of $21 million. A party to the Arrangement Agreement may recover up to $1.5 million of its expenses in the event of a failure to satisfy a certain condition in the Arrangement Agreement.

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 hereto and incorporated into this report by reference.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties. Gran Tierra and Solana caution readers that any forward-looking information is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about expectations and intentions and other statements that are not historical facts.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule and the failure to obtain the necessary approvals of Gran Tierra and Solana stockholders and securityholders. Additional important factors that may affect future results are detailed in Gran Tierra’s filings with the Securities and Exchange Commission (the “SEC”), including Gran Tierra’s recent filings on Forms 10-K and 10-Q or in information disclosed in public conference calls, the date and time of which are released beforehand. Gran Tierra disclaims any intent or obligation to update these forward-looking statements.

Additional Information

Shareholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction and the registration statement filed on Form S-3 by Gran Tierra when they become available, because they will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings including the registration statement on Form S-3 containing information about Gran Tierra, without charge, at the Securities and Exchange Commission's internet site http://www.sec.gov. Copies of the joint proxy statement and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement and registration statement on Form S-3 can also be obtained, without charge, by directing a request to Gran Tierra at 1-800-916-4873.

The respective directors and executive officers of Gran Tierra and Solana and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Gran Tierra's directors and executive officers is available in the 2007 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission by Gran Tierra on May 12, 2008, and information regarding Solana's directors and executive officers will be included in the joint proxy statement/management information circular. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

No regulatory authority has approved or disapproved the content of this report. Neither the TSX Venture Exchange nor the Toronto Stock Exchange accepts responsibility for the adequacy or accuracy of this report.

Item 9.01.	Financial Statements and Exhibits.

2.1	Arrangement Agreement, dated July 28, 2008, by and among Gran Tierra Energy, Inc., Solana Resources Limited and Gran Tierra Exchangeco Inc.*

10.1	Form of Shareholder Support Agreement Respecting the Arrangement Involving Solana Resources Limited, Gran Tierra Energy Inc. and Gran Tierra Exchangeco Inc. (Solana Shareholders)

10.2	Form of Shareholder Support Agreement Respecting the Arrangement Involving Solana Resources Limited, Gran Tierra Energy Inc. and Gran Tierra Exchangeco Inc. (Gran Tierra Stockholders)

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Gran Tierra undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 31, 2008	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin Eden
Martin Eden
Chief Financial Officer

EXHIBITS

2.1	Arrangement Agreement, dated July 28, 2008, by and among Gran Tierra Energy, Inc., Solana Resources Limited and Gran Tierra Exchangeco Inc.*

10.1	Form of Shareholder Support Agreement Respecting the Arrangement Involving Solana Resources Limited, Gran Tierra Energy Inc. and Gran Tierra Exchangeco Inc. (Solana Shareholders)

10.2	Form of Shareholder Support Agreement Respecting the Arrangement Involving Solana Resources Limited, Gran Tierra Energy Inc. and Gran Tierra Exchangeco Inc. (Gran Tierra Stockholders)

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Gran Tierra undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.